UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period:  April 30, 2019

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Semi-Annual Report
April 30, 2019
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.perrittcap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-800-332-3133 or by sending an e-mail request to info@perrittcap.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call the Funds toll-free at 1-800-332-3133 or send an e-mail request to info@perrittcap.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2019
(Unaudited)

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Expense Example	38
Advisory Agreement Renewal	40
Directors and Officers	44
Information	48

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

I would like to start this message with a thank you to my fellow shareholders for their investment in the Perritt MicroCap Opportunities Fund.  As one of the largest shareholders and having nearly half of my liquid net worth in the Perritt Funds, I share in the disappointment in the recent performance.  During the past six months ended April 30, 2019, the micro-cap market (Russell Microcap® Index) not only experienced a severe correction, but a full-fledged bear market, which is defined as a 20% decline from a recent peak.  The beginning of the 2019 fiscal year started with a drastic decline that put us in a bear market by December 2018.  Equity prices in the micro-cap space rebounded a little in the beginning of 2019, but the bear market continued as the summer of 2019 approached.  While this is very disappointing news, we remain very optimistic about the future for micro-cap stocks.  I will outline my optimism later in this letter but let me review the past six-months performance in more detail first.

For the six months ended April 30, 2019, the Perritt MicroCap Opportunities Fund “(the Fund”) lost 4.34%, which compares to the Russell Microcap® Index gain of 0.71%.  The Fund and benchmark performance details can be found later in the report.  The Fund’s underperformance to the benchmark is mostly due to the underweight in the healthcare industry, particularly biotech companies.  Along with our general mandate for earnings, positive cash flow, and the Fund’s value approach, our discipline has us significantly underweighted in the healthcare industry.  The Fund has less than 3% in healthcare companies versus the more than 25% weight for the Russell Microcap® Index.  Technology also performed reasonably well in the past six months. While the Fund has an overweight in the technology stocks versus the Russell Microcap® Index, we have significantly less invested in software related companies.  These software companies, mostly SAAS (software as a service), have performed well in the past six months.  Once again, our value discipline has led us to avoid these investments.

During the past six months, we have sold 15 names from the portfolio.  Berkshire Hills Bancorp (BHLB) was sold due to its market capitalization that grew beyond our market size mandate.  Three companies were sold after receiving acquisition offers: Global Brass (BRSS), KMG Chemicals (KMG), and Sparton (SPA).  Five were sold due to reporting disappointing operating results and two companies were sold due to reaching our long-term valuation targets.  The final four companies were sold for strategic reasons.  These sales were within the REIT (real estate investment trust) market.  While overall interest rates remain low, which still makes these investments somewhat attractive, we believe there are more longer-term attractive alternatives within the other industries, such as technology, industrials, consumer services and materials.  We reinvested the proceeds in 30 companies in those industries mentioned.  The largest new investments are mostly in industrials and consumer services.

As mentioned earlier, I will outline why our optimism remains very high for the future of micro-cap stocks and our value disciplined approach toward micro-cap investing.  Our optimism can be

Perritt MicroCap Opportunities Fund

summarized in three points.  First, as measured by Frank Russell & Company, growth investing has dominated the value style investing during the past 10 years.  We argue that growth investing has been in favor far too long and the valuation gap between growth and value is near an all-time high.  We believe this valuation gap tells us it is time for value investing to be in favor.  Second, the recent bear market for micro-cap stocks is as deep as past bear markets and it is getting close to average length in months.  According to Frank Russell & Company, the Russell 2000® Index average bear market is a little more than 8 months and declined a little more than 33%.  The Russell Microcap® Index average bear market is a little more than 7 months and declined slightly less than 32%.  The two Indexes peaked at the end of August 2018, which we mark as the start of the current bear market.  Lastly, the valuations within the micro-cap space, particularly value stocks, are extremely attractive in our opinion.  While the stocks we own in the MicroCap Opportunities Fund are not the cheapest on a historic basis, we believe the average growth stock trades at the largest delta to value stocks based on several valuation characteristics.  We detail the various valuation characteristics in the next paragraph.

As of April 30, 2019, the Fund’s portfolio contained the common stocks of 95 companies, 30 of which were added during the past six months.  The Fund’s 10 largest holdings and detailed descriptions can be found in the following pages of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at slightly more than 13 times our 2019 earnings estimate and approximately 11.5 times 2020 earnings.  Stocks in the portfolio are priced at slightly more than 0.8 times average revenue and the median market capitalization is approximately $265 million.  Finally, the average stock in the Fund is trading at 1.5 times book value and 9 times Enterprise Value to EBITDA (earnings before interest taxes depreciation and amortization).  These valuation characteristics for the MicroCap Opportunities fund are significantly less than the Fund’s benchmark Russell Microcap® Index.

Again, I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for nearly 30 years, and certainly enjoyed the rewards of long-term investing.  We continue striving to invest in high quality micro-cap companies at what we believe to be attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap® Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000®, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000® Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® serves as a benchmark for small-cap stocks in the United States.

One cannot invest directly in an index. The indices are used herein for comparative purposes in accordance with SEC regulations.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business. Positive cash flow indicates that a company’s liquid assets are increasing, enabling it to settle debts, reinvest in its business, return money to shareholders, pay expenses and provide a buffer against future financial challenges. Negative cash flow indicates that a company’s liquid assets are decreasing.

Delta is the ratio of the change in price of an option to the change in price of the underlying asset.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

EBITA or Earnings Before Interest Taxes and Amortization is an efficiency measurement that calculates a company’s operational profitability by including equipment costs and excluding financing costs.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

The semi-annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2019

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2019

Average Annual Total Returns*
Periods ended April 30, 2019 (Unaudited)

	Past
	6 Months	Past	Past	Past	Past
	(Cumulative)	1 Year	5 Years	10 Years	25 Years

Perritt MicroCap Opportunities Fund	(4.34)%	(11.85)%	2.98%	11.45%	9.77%

Russell Microcap® Index	0.71%	(1.74)%	6.70%	13.49%	9.92%
(reflects no deduction
for fees and expenses)

Russell 2000® Index	6.06%	4.61%	8.63%	14.10%	9.11%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Northern Technologies International Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

BlueLinx Holdings, Inc. (BXC), together with its subsidiaries, distributes building and industrial products in the United States. It distributes products in two principal categories, structural products and specialty products.

Silvercrest Asset Management Group, Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

Ooma, Inc. (OOMA) provides communications solutions and other connected services to small business, home, and mobile users in the United States and Canadian markets.

Primo Water Corp. (PRMW), together with its subsidiaries, provides multi-gallon purified bottled water, self-service refill water, and water dispensers in the United States and Canada. It operates in three segments: Refill, Exchange, and Dispensers.

PCM, Inc. (PCMI) through its subsidiaries, operates as a multi-vendor provider of technology products and solutions in the United States and Europe. It primarily sells device products, servers, storage products, network products, printers, and related accessories and devices.

Bel Fuse, Inc. (BELFB) designs, manufactures, markets, and sells products that are used in the networking, telecommunication, high-speed data transmission, commercial aerospace, military, broadcasting, transportation, and consumer electronic industries in North America, Asia, and Europe.

OMNOVA Solutions, Inc. (OMN) provides emulsion polymers, specialty chemicals, and engineered surfaces for various commercial, industrial, and residential end uses in the United States, Europe, and Asia. OMNOVA operates in two segments, Performance Chemicals and Engineered Surfaces.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2019

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra MicroCap Fund underperformed the Russell Microcap® Index for the first half of fiscal 2019. As shareholders ourselves, we share in the disappointment of these recent results for the past six month period. The micro-cap market (Russell Microcap® Index) has been in a correction for the past 8 months with the most severe down draft having occurred in the first two months of this fiscal period. From its peak at the end of August 2018 through December 2018, the Russell Microcap® index declined by over 20%, putting it in a “full fledged bear market” as stated in the MicroCap Opportunities letter. The subsequent 4 months did see some improvement; however, the market remains in bear market territory as we move into the second half of 2019. The details of the performance for the fund relative to its index are as follows.

For the first half of fiscal 2019 as of April 30th, the Perritt Ultra MicroCap (“the Fund”) posted a 1.53% loss compared to a gain of 0.71% for the Russell Microcap® Index during the same period. The Fund’s longer-term performance, as well as that of its index, can be found later in this report. The primary detractor for the fund’s performance relative to the index was the performance and weightings of the healthcare sector versus the Index. The Russell Microcap® has a 25% weighting to the healthcare space while the Ultra MicroCap Fund maintains a weighting of 11.5%. The performance of that sector within the Index was a modest positive gain of 0.28% while the Fund’s holdings were down 9.2% for the period. The Ultra MicroCap Fund does maintain a higher weight in the information technology space versus the Index of 20.3% versus 9.9% and had a positive outperformance of 9.34% versus 7.03% for the Index. These tech holdings are in a variety of companies, including software providers, technical service providers, as well as electronic equipment manufacturers.

During the first half of the fiscal year, we exited eleven positions and added nine. Four of the names that we exited from were sold due to buyout offers. These were Birner Dental Services (BDMS), Sparton Corp. (SPA), OurPets Co. (OPCO), and HofFed Bancorp (HFBC). Of the remaining names, three were sold due to having reached various valuation targets and four were sold due to declining fundamentals. There were no strategic shifts within any specific industry targets during the quarter, so all sales were based on company specific data points. The nine names that were added included investments in the consumer discretionary, healthcare, information technology, and energy spaces. Some highlights from the additions include; Medicine Man Technologies, Inc. (MDCL) which provides consulting services to the companies in the legal cannabis space, Jerash Holdings, Inc. (JRSH) which operated outsourced clothing factories for sport and outerwear, and Issuer Direct Corp. (ISDR) which provides small to medium sized public companies with shareholder outreach services.

As of April 30, 2019, the Fund holds the common stock of 83 companies which is

Perritt Ultra MicroCap Fund

slightly lower than what we had we reported in our 2018 annual report. We still intend to keep the number of names in the portfolio around this number and continue with our strategy of concentrating on high quality and higher conviction names. Based on our earnings estimates, the Fund’s portfolio is trading at a 17.5x forward price to earnings. The median price to sales ratio is 1.18x, the median price to book is 1.51x and price to trailing twelve month’s earnings of 24.33x. The median market cap for the fund is at $81.2 million. By comparison the Russell Microcap® Index has a price to sales ratio of 1.9x, a price to book ratio of 1.99x, and a trailing twelve-month p/e of 17x. The median market cap for the index is $225 million. We like to point out the difference in market cap exposure between the two names as this illustrates the different focus of the two products as the Ultra MicroCap remains committed to investing in the smallest segment of the micro-cap space. In addition, approximately 50% of the names in the Russell Microcap® Index generate a profit on a normalized basis (adjusting for certain one-time accounting charges) compared to 74% of the names in the Ultra MicroCap.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team. Each member of our investment committee, as well as many other employees have made continued investment in this Fund over the years and remain shareholders alongside all of you. If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936 or visit our website at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap® Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000®, plus 1,000 smaller U.S.-based listed stocks.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

The semi-annual report must be preceded or accompanied by a prospectus.  One cannot invest directly in an index. The indices are used herein for comparative purposes in accordance with SEC regulations.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2019

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	April 30, 2019

Average Annual Total Returns*
Periods ended April 30, 2019 (Unaudited)

	Past
	6 Months	Past	Past	Past
	(Cumulative)	1 Year	5 Years	10 Years

Perritt Ultra MicroCap Fund	(1.53)%	(6.67)%	3.51%	13.69%

Russell Microcap® Index	0.71%	(1.74)%	6.70%	13.49%
(reflects no deduction for fees and expenses)

Russell 2000® Index	6.06%	4.61%	8.63%	14.10%
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Galaxy Gaming, Inc. (GLXZ) is a gaming company that designs, develops, manufactures, markets, acquires, and licenses proprietary casino table games and associated technology, platforms, and systems for the gaming industry.

CynergisTek, Inc. (CTEK) provides outsourced document solutions, IT consulting data security, and managed print services primarily to the healthcare industry in the United States. The company offers Incident Response, Vendor Security Management, and Patient Privacy Monitoring Service, as well as Compliance Assist Partner Program.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

GlobalSCAPE, Inc. (GSB) together with its subsidiaries, develops and distributes software, delivers managed and hosted solutions, and provides associated services for secure information exchange, and data transfer and sharing for enterprises and consumers worldwide.

Luna Innovations, Inc. (LUNA) develops, manufactures, and markets fiber optic sensing, and test and measurement products worldwide. It operates in two segments, Products and Licensing, and Technology Development.

Sensus Healthcare, Inc. (STRS) manufactures and markets superficial radiation therapy devices to healthcare providers worldwide. It offers SRT-100, a photon X-ray low energy superficial radiotherapy system that provides patients an alternative to surgery for treating non-melanoma skin cancers; and SRT-100 Vision, which provides the user with a superficial radiation therapy-tailored treatment planning application that integrates the embedded high frequency ultrasound imaging module, volumetric tumor analysis, beam margins planning, and dosimetry parameters.

Sachem Capital Corp. (SACH) operates as a real estate finance company and engages in originating, underwriting, funding, servicing, and managing a portfolio of short-term loans secured by first mortgage liens on real property located primarily in Connecticut.

PCM, Inc. (PCMI) through its subsidiaries, operates as a multi-vendor provider of technology products and solutions in the United States and Europe. It primarily sells device products, servers, storage products, network products, printers, and related accessories and devices.

ImmuCell Corp. (ICCC), an animal health company, develops, acquires, manufactures, and sells products that enhance the health and productivity of dairy and beef cattle in the United States and internationally. The company primarily offers First Defense, an orally delivered scours preventive product for newborn calves.

Northern Technologies International Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2019

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2019 (Unaudited)

Shares	COMMON STOCKS – 96.94%	Value
Aerospace & Defense – 1.77%
387,461	CPI Aerostructures,
	Inc.(a)	$2,452,628
		2,452,628
Auto Parts & Equipment – 6.81%
162,271	Miller Industries, Inc.	5,367,925
8,000	Modine
	Manufacturing Co.(a)	118,320
125,000	Motorcar Parts of
	America, Inc.(a)(b)	2,582,500
44,132	Stoneridge, Inc.(a)	1,387,069
		9,455,814
Automotive Retail – 0.34%
100,000	Lazydays Holdings,
	Inc.(a)	468,000
		468,000
Building Materials – 4.72%
154,500	Bluelinx Holdings,
	Inc.(a)	3,973,740
471,277	Huttig Building
	Products, Inc.(a)	1,286,586
87,400	PGT Innovations, Inc.(a)	1,281,284
		6,541,610
Business Services – 7.39%
254,653	CynergisTek, Inc.(a)	1,209,602
206,415	DLH Holdings Corp.(a)	1,290,094
108,134	GP Strategies Corp.(a)	1,376,546
255,841	Information Services
	Group, Inc.(a)	910,794
60,410	New Media Investment
	Group, Inc.	645,783
10,000	Park City Group, Inc.(a)	77,300
120,000	PCM, Inc.(a)	3,310,800
306,137	PFSweb, Inc.(a)	1,414,353
		10,235,272
Chemical & Related Products – 7.64%
202,857	Northern Technologies
	International Corp.	5,371,653
375,652	OMNOVA
	Solutions, Inc.(a)	2,779,825
259,134	Trecora Resources(a)	2,422,903
		10,574,381
Commercial Banks – 4.18%
70,000	Bankwell Financial
	Group, Inc.	2,134,300
47,900	Esquire Financial
	Holdings, Inc.(a)	1,204,206
45,000	Triumph Bancorp,
	Inc.(a)	1,395,450
40,000	Veritex Holdings, Inc.	1,060,400
		5,794,356
Commercial Services – 1.09%
65,000	TriState Capital
	Holdings, Inc.(a)	1,511,900
		1,511,900
Construction & Engineering – 5.29%
7,943	Comfort Systems
	USA, Inc.	429,716
24,223	Gencor Industries,
	Inc.(a)	292,372
659,500	Hill International,
	Inc.(a)	1,747,675
138,776	IES Holdings, Inc.(a)	2,429,968
235,409	Infrastructure &
	Energy Alternatives,
	Inc.(a)	1,068,757
150,000	Limbach
	Holdings, Inc.(a)	1,362,000
		7,330,488
Consumer Durables & Apparel – 1.33%
152,000	Leagacy Housing
	Corp.(a)	1,843,760
		1,843,760
Consumer Products – 3.72%
107,128	Delta Apparel, Inc.(a)	2,578,571
200,000	New Age Beverages
	Corp.(a)	1,080,000
62,041	Superior Group
	of Cos., Inc.	1,038,566
45,000	Turtle Beach Corp.(a)	460,800
		5,157,937
Consumer Services – 2.99%
215,583	Primo Water Corp.(a)	3,395,432
91,969	ZAGG, Inc.(a)	757,825
		4,153,257
Data Processing, Hosting
and Related Services – 3.42%
370,175	Limelight
	Networks, Inc.(a)	1,099,420

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2019 (Unaudited)

Shares		Value
Data Processing, Hosting
and Related Services (Continued)
270,000	Ooma, Inc.(a)	$3,642,300
		4,741,720
Electronic Equipment
& Instruments – 2.77%
118,705	Bel Fuse, Inc. – Class B	2,813,308
176,374	Richardson
	Electronics, Ltd.	1,031,788
		3,845,096
Energy & Related Services – 0.64%
45,000	Matrix Service Co.(a)	882,450
		882,450
Financial Services – 7.91%
10,000	EZCORP,
	Inc. – Class A(a)	108,700
123,800	First Internet Bancorp	2,709,982
145,092	Hennessy Advisors, Inc.	1,449,469
47,186	Northeast Bancorp	1,034,317
40,950	Oppenheimer Holdings,
	Inc. – Class A	1,074,938
270,006	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,925,887
549,322	U.S. Global Investors,
	Inc. – Class A	648,200
		10,951,493
Food – 3.24%
101,533	Crimson Wine
	Group, Ltd.(a)	747,283
102,937	Farmer Brothers Co.(a)	2,075,210
158,500	Landec Corp.(a)	1,665,835
		4,488,328
Gold – 0.50%
500,000	McEwen Mining, Inc.	690,000
		690,000
Home Builder – 0.54%
83,500	Green Brick
	Partners, Inc.(a)	746,490
		746,490
Industrial Goods – 1.19%
736,740	Hudson Technologies,
	Inc.(a)	994,599
69,749	Spartan Motors, Inc.	648,666
		1,643,265
Insurance – 0.70%
63,000	United Insurance
	Holdings Corp.	965,160
		965,160
Leisure – 1.79%
200,000	Century Casinos, Inc.(a)	1,820,000
95,000	Super League
	Gaming, Inc.(a)	641,250
		2,461,250
Machinery Manufacturing – 0.90%
60,000	Graham Corp.	1,242,000
		1,242,000
Medical Supplies & Services – 1.22%
16,000	Addus HomeCare
	Corp.(a)	1,086,400
269,957	BioScrip, Inc.(a)	518,317
4,000	IntriCon Corp.(a)	93,480
		1,698,197
Oil & Gas – 0.53%
51,540	Evolution
	Petroleum Corp.	362,326
27,939	Goodrich
	Petroleum Corp.(a)	382,485
		744,811
Oil & Gas Services – 0.86%
755,021	Profire Energy, Inc.(a)	1,192,933
		1,192,933
Retail – 1.49%
150,000	Kirkland’s, Inc.(a)	882,000
105,000	Rumbleon,
	Inc. – Class B(a)	513,450
166,302	TravelCenters of
	America, LLC(a)	666,871
		2,062,321
Semiconductor Related Products – 4.96%
249,441	AXT, Inc.(a)	1,421,814
138,327	DSP Group, Inc.(a)	1,976,693
267,600	Photronics, Inc.(a)	2,499,384
40,000	Rudolph Technologies,
	Inc.(a)	967,600
		6,865,491

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2019 (Unaudited)

Shares		Value
Software – 3.82%
170,700	American Software,
	Inc. – Class A	$2,210,565
105,000	Asure Software, Inc.(a)	730,800
20,000	Cardlytics, Inc.(a)	312,000
109,000	Immersion Corp.(a)	1,030,050
24,112	Majesco, Ltd.(a)	188,073
100,000	Zix Corp.(a)	815,000
		5,286,488
Specialty Manufacturing – 6.23%
82,500	Federal Signal Corp.	2,373,525
100,000	Flotek Industries, Inc.(a)	357,000
12,000	L.B. Foster
	Co. – Class A(a)	257,880
452,969	LSI Industries, Inc.	1,540,095
188,733	Manitex
	International, Inc.(a)	1,441,920
13,047	Northwest Pipe Co.(a)	312,736
140,000	Tecnoglass, Inc.(e)	1,005,200
46,900	Twin Disc, Inc.(a)	888,286
20,000	Verso Corp. – Class A(a)	446,400
		8,623,042
Telecommunications – 3.78%
584,500	Ceragon Networks,
	Ltd.(a)(e)	2,238,635
79,652	Digi International,
	Inc.(a)	1,025,121
76,000	Emcore Corp.(a)	297,920
355,000	PC-Tel, Inc.	1,679,150
		5,240,826
Transportation – 2.73%
579,607	Radiant Logisitics,
	Inc.(a)	3,790,630
		3,790,630
Trucking – 0.41%
110,000	Daeske, Inc.(a)	567,600
		567,600
Utilities – 0.04%
5,000	Purecycle Corp.(a)	50,250
		50,250
	TOTAL COMMON
	STOCKS
	(Cost $107,361,893)	134,299,244

Contracts	WARRANTS – 0.01%	Value
Engineering – 0.01%
	Infrastructure & Energy
	Alternatives, Inc. Warrant;
46,400	Expiration:
	05/20/2021(a)	$18,560

Insurance – 0.00%
	Emergent Capital,
	Inc. Warrant;
38,106	Expiration: 10/06/2019,
	Exercise Price $10.75(a)(c)
		—
	TOTAL WARRANTS
	(Cost $65,747)	$18,560

Shares	SHORT-TERM INVESTMENTS – 2.45%
Money Market Funds – 2.45%
3,391,093	First American Government
	Obligations Fund – Class X, 2.36%(d)
		$3,391,093
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $3,391,093)	$3,391,093
	Total Investments
	(Cost $110,818,733) – 99.40%
		$137,708,897
	Other Assets in Excess
	of Liabilities – 0.60%	824,710
	TOTAL NET ASSETS –
	100.00%	$138,533,607

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $2,582,500 or 1.86% of the Fund’s net assets. This security is deemed to be liquid.

(c)
The price for this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 or 0.00% of the Fund’s net assets. This security was classified as Level 2 and is deemed to be illiquid.

(d)	Variable rate security; the rate shown is the seven-day yield as of April 30, 2019.
(e)	Foreign issued security.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2019 (Unaudited)

Shares	COMMON STOCKS – 96.61%	Value
Aerospace & Defense – 1.00%
80,000	CPI Aerostructures,
	Inc.(a)	$506,400
		506,400
Air Transport – 1.21%
54,886	AeroCentury Corp.(a)	610,332
		610,332
Auto Parts & Equipment – 0.59%
87,800	Unique Fabricating,
	Inc.	298,801
		298,801
Business Services – 15.84%
20,000	BG Staffing, Inc.	467,400
350,000	CynergisTek, Inc.(a)	1,662,499
244,300	DLH Holdings Corp.(a)	1,526,875
225,000	Information Services
	Group, Inc.(a)	801,000
25,137	Issuer Direct Corp.	317,732
225,000	Medicine Man
	Technologies, Inc.(a)	798,750
35,000	PCM, Inc.(a)	965,650
35,000	Transcat, Inc.(a)	806,750
60,000	USA Technologies,
	Inc.(a)	340,200
650,000	WidePoint Corp.(a)	289,185
		7,976,041
Chemical & Related Products – 1.89%
36,000	Northern Technologies
	International Corp.	953,280
		953,280
Chemical Manufacturing – 1.37%
183,987	Intrepid Potash, Inc.(a)	684,432
		684,432
Computer & Electronic
Product Manufacturing – 1.41%
200,000	Dynatronics Corp.(a)	355,000
1,000,000	Singing Machine
	Co., Inc.(a)	360,000
		715,000
Computer and Electronic
Product Manufacturing – 2.87%
240,000	Luna Innovations, Inc.(a)	1,065,600
80,500	PC-Tel, Inc.	380,765
		1,446,365
Computers & Electronics – 1.62%
33,000	Napco Security
	Technologies, Inc.(a)	817,740
		817,740
Construction & Engineering – 2.90%
57,500	Gencor Industries,
	Inc.(a)	694,025
125,000	Hill International,
	Inc.(a)	331,250
70,000	Infrastructure & Energy
	Alternatives, Inc.(a)	317,800
100,000	SG Blocks, Inc.(a)	118,000
		1,461,075
Consumer Products – 3.64%
58,610	Jerash Holdings
	US, Inc.	417,889
15,000	Mastercraft Boat
	Holdings, Inc.(a)	371,100
17,140	Natural Alternatives
	International, Inc.(a)	222,991
110,000	New Age Beverages
	Corp.(a)	594,000
228,508	U.S. Auto Parts
	Network, Inc.(a)	228,508
		1,834,488
Consumer Services – 0.74%
45,000	ZAGG, Inc.(a)	370,800
		370,800
Diversified Financials – 1.82%
80,000	Safeguard Scientifics,
	Inc.(a)	915,200
		915,200
Electronic Equipment
& Instruments – 0.86%
100,000	Iteris, Inc.(a)	434,000
		434,000
Energy & Related Services – 2.69%
95,200	DHT Holdings, Inc.(d)	507,416
160,000	Mitcham
	Industries, Inc.(a)	596,800
250,000	Superior Drilling
	Products, Inc.(a)	250,000
		1,354,216

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2019 (Unaudited)

Shares		Value
Environmental Services – 3.40%
350,000	Fuel Tech, Inc.(a)	$920,500
377,500	Quest Resource
	Holdings Corp.(a)	788,975
		1,709,475
Financial Holding Company – 0.66%
100,000	CCUR Holdings, Inc.(a)	333,000
		333,000
Financial Services – 3.85%
65,000	Amrep Corp.(a)	362,700
23,500	First Internet Bancorp	514,415
33,700	Hennessy Advisors, Inc.	336,663
50,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	727,000
		1,940,778
Food – 0.58%
40,000	Willamette Valley
	Vineyards, Inc.(a)	293,200
		293,200
Health Care – 1.18%
123,250	Rockwell Medical
	Technologies, Inc.(a)	592,832
		592,832
Leisure – 6.30%
90,000	Century Casinos, Inc.(a)	819,000
1,394,541	Galaxy Gaming, Inc.(a)	2,356,774
		3,175,774
Machinery Manufacturing – 0.83%
170,000	ASV Holdings, Inc.(a)	418,200
		418,200
Medical Supplies & Services – 7.54%
4,500	Addus HomeCare
	Corp.(a)	305,550
40,000	Biomerica, Inc.(a)	92,400
50,000	Check Cap, Ltd.(a)(d)	130,500
776,000	First Choice Healthcare
	Solutions, Inc.(a)	221,160
50,000	Lakeland Industries,
	Inc.(a)	634,500
400,000	Nobilis Health
	Corp.(a)(d)	90,200
170,000	Sensus Healthcare,
	Inc.(a)	1,093,100
41,665	Taylor Devices, Inc.(a)	495,189
250,000	Titan Medical,
	Inc.(a)(d)	737,500
		3,800,099
Oil & Gas Services – 0.86%
275,000	Profire Energy, Inc.(a)	434,500
		434,500
Pharmaceuticals – 1.91%
153,000	ImmuCell Corp.(a)	963,900
		963,900
Professional, Scientific, and
Technical Services – 1.80%
350,000	CUI Global, Inc.(a)	455,000
300,000	Sigma Labs, Inc.(a)	450,000
		905,000
Real Estate Investment Trusts – 4.81%
120,000	Global Self Storage, Inc.	462,000
50,000	Plymouth Industrial
	REIT, Inc.	938,500
220,000	Sachem Capital Corp.	1,025,200
		2,425,700
Retail – 2.22%
80,000	Build-A-Bear
	Workshop, Inc(a)	448,000
166,915	TravelCenters of
	America, LLC(a)	669,329
		1,117,329
Semiconductor Related Products – 2.35%
82,181	AXT, Inc.(a)	468,432
50,000	DSP Group, Inc.(a)	714,500
		1,182,932
Software – 4.74%
110,000	Asure Software, Inc.(a)	765,600
200,000	Evolving Systems,
	Inc.(a)	216,000
117,500	Finjan Holdings, Inc.(a)	347,800
140,000	GlobalSCAPE, Inc.	1,059,800
		2,389,200
Specialty Manufacturing – 10.56%
38,500	Continental Materials
	Corp.(a)	711,984
93,500	CTI Industries Corp.(a)	277,695
120,000	Data I/O Corp.(a)	598,800

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2019 (Unaudited)

Shares		Value
Specialty Manufacturing (Continued)
80,000	GSI Technology, Inc.(a)	$650,400
10,000	Hurco Companies, Inc.	393,300
21,500	Kewaunee
	Scientific Corp.	486,760
68,500	Pioneer Power
	Solutions, Inc.(a)	344,555
146,300	Polar Power, Inc.(a)	630,553
80,000	Tecnoglass, Inc.(d)	574,400
18,000	UFP Technologies,
	Inc.(a)	655,200
		5,323,647
Telecommunications – 0.83%
493,680	Mobivity Holdings
	Corp.(a)	419,628
		419,628
Utilities – 1.74%
90,000	Global Water
	Resources, Inc.	877,500
		877,500
	TOTAL COMMON
	STOCKS
	(Cost $44,199,886)	$48,680,864

Contracts	WARRANTS – 0.00%	Value
Medical Supplies & Services – 0.00%
	Titan Medical, Inc.
250,000	Expiration: 08/10/2023,
	Exercise Price $3.20(b)	$—
	TOTAL WARRANTS
	(Cost $85,000)	$—

Shares	SHORT-TERM	Value
	INVESTMENTS – 3.33%
Money Market Funds – 3.33%
1,678,138	First American Government
	Obligations Fund –
	Class X, 2.36%(c)	$1,678,138
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $1,678,138)	$1,678,138
	Total Investments
	(Cost $45,963,024) –
	99.94%	$50,359,002
	Other Assets
	in Excess of
	Liabilities – 0.06%	30,878
	TOTAL NET ASSETS –
	100.00%	$50,389,880

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
The price for this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 of market value or 0% of net assets.This security was classified as Level 2 and is deemed to be illiquid.

(c)	Variable rate security; the rate shown is the seven-day yield as of April 30, 2019.
(d)	Foreign issued security.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value	$137,708,897	$50,359,002
Receivable for investments sold	965,498	188,140
Receivable for fund shares issued	71,739	9,419
Dividends and interest receivable	37,809	14,645
Prepaid expenses	27,981	10,622
Total Assets	138,811,924	50,581,828
Liabilities:
Payable for fund shares purchased	73,177	101,572
Payable to Officer & directors	512	775
Payable to Advisor	115,422	52,552
Payable to Custodian	1,629	1,402
Accrued expenses & other liabilities	87,577	35,647
Total Liabilities	278,317	191,948
Net Assets	$138,533,607	$50,389,880
Net Assets Consist of:
Capital Stock	$104,558,770	$44,983,452
Total Distributable Earnings	33,974,837	5,406,428
Total Net Assets	$138,533,607	$50,389,880
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	5,838,651	3,532,846
Net Assets	$138,533,607	$50,389,880
Net asset value and offering price per share	$23.73	$14.26
Cost of Investments	$110,818,733	$45,963,024

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Period Ended April 30, 2019 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income	$578,701	$273,647
Interest income	40,691	19,440
Total investment income	619,392	293,087
Expenses:
Investment advisory fee	710,684	337,354
Shareholder servicing	71,766	36,845
Administration fee	40,692	13,347
Fund accounting expenses	38,628	13,161
Officer & directors’ fees & expenses	36,339	36,345
Professional fees	16,303	15,028
Federal & state registration fees	11,081	9,944
Printing & mailing fees	8,417	4,693
Custodian fees	6,040	3,503
Other expense	13,814	3,718
Total expenses	953,764	473,938
Net investment loss	(334,372)	(180,851)

Realized and Unrealized Loss on Investments:
Net realized gain on investments	7,465,742	1,218,602
Change in unrealized depreciation on investments	(14,751,738)	(2,240,749)
Net realized and unrealized loss on investments	(7,285,996)	(1,022,147)
Net decrease in net assets resulting from operations	$(7,620,368)	$(1,202,998)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
Operations:
Net investment loss	$(334,372)	$(1,187,440)
Net realized gain on investments	7,465,742	25,482,610
Net change in unrealized
appreciation (depreciation) on investments	(14,751,738)	(34,849,446)
Net decrease in net assets resulting from operations	(7,620,368)	(10,554,276)
Dividends and Distributions to Shareholders:
Distributable Earnings	(18,138,199)	(45,812,458)
Total dividends and distributions	(18,138,199)	(45,812,458)
Capital Share Transactions:
Proceeds from shares issued	19,603,825	17,671,873
Reinvestment of distributions	17,256,354	43,395,030
Cost of shares redeemed	(33,272,066)	(69,454,780)
Redemption fees	6,101	7,884
Net increase (decrease) in net assets
from capital share transactions	3,594,214	(8,379,993)
Total Decrease in Net Assets	(22,164,353)	(64,746,727)
Net Assets
Beginning of the year/period	160,697,960	225,444,687
End of the year/period	$138,533,607	$160,697,960
Capital Share Transactions:
Shares sold	815,604	575,324
Shares issued on reinvestment of distributions	713,425	1,480,953
Shares redeemed	(1,395,514)	(2,192,697)
Net increase (decrease) from capital share transactions	133,515	(136,420)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
Operations:
Net investment loss	$(180,851)	$(665,818)
Net realized gain on investments	1,218,602	5,565,825
Net change in unrealized
appreciation (depreciation) on investments	(2,240,749)	(8,601,323)
Net decrease in net assets resulting from operations	(1,202,998)	(3,701,316)
Dividends and Distributions to Shareholders:
Distributable Earnings	(4,253,624)	(7,255,839)
Total dividends and distributions	(4,253,624)	(7,255,839)
Capital Share Transactions:
Proceeds from shares issued	3,048,930	6,142,650
Reinvestment of distributions	4,056,630	6,905,064
Cost of shares redeemed	(12,303,905)	(10,685,608)
Redemption fees	2,494	1,418
Net increase (decrease) in net assets
from capital share transactions	(5,195,851)	2,363,524
Total Decrease in Net Assets	(10,652,473)	(8,593,631)
Net Assets
Beginning of the year/period	61,042,353	69,635,984
End of the year/period	$50,389,880	$61,042,353
Capital Share Transactions:
Shares sold	216,942	364,474
Shares issued on reinvestment of distributions	289,967	415,217
Shares redeemed	(882,628)	(636,397)
Net increase (decrease) from capital share transactions	(375,719)	143,294

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year/period

	For the Six
	Months Ended	For the Years Ended October 31,
	April 30,
	2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value,
beginning of year/period	$28.17	$38.59	$34.18	$32.52	$36.00	$37.38
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	(0.20)	(0.15)	0.13	0.04	(0.18)
Net realized and unrealized
gain (loss) on investments	(1.18)	(1.83)	7.94	2.06	(1.10)	2.29
Total from investment operations	(1.24)	(2.03)	7.79	2.19	(1.06)	2.11
Less dividends and distributions:
From net investment income	—	—	(0.09)	—	—	—
From net realized gains	(3.20)	(8.39)	(3.29)	(0.53)	(2.42)	(3.49)
Total dividends and distributions	(3.20)	(8.39)	(3.38)	(0.53)	(2.42)	(3.49)
Redemption fees[2,3]	—	—	—	—	—	—
Net asset value, end of year/period	$23.73	$28.17	$38.59	$34.18	$32.52	$36.00
Total return[1]	(4.34%)[5]	(5.89%)	24.20%	6.85%	(3.07%)	6.17%
Supplemental data and ratios:
Net assets, end of year/period
(in thousands)	$138,534	$160,698	$225,445	$262,268	$372,768	$462,716
Ratio of net expenses
to average net assets	1.34%[4]	1.28%	1.23%	1.23%	1.21%	1.19%
Ratio of net investment income (loss)
to average net assets	(0.47%)[4]	(0.63%)	(0.41%)	0.41%	0.12%	(0.51%)
Portfolio turnover rate	14.1%[5]	14.0%	18.0%	6.2%	20.7%	29.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the year/period

	For the Six
	Months Ended	For the Years Ended October 31,
	April 30,
	2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value,
beginning of year/period	$15.62	$18.49	$15.46	$14.39	$16.79	$16.23
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	(0.17)	(0.18)	0.07	(0.06)	(0.19)
Net realized and unrealized
gain (loss) on investments	(0.22)	(0.77)	3.94	1.22	(0.06)	1.12
Total from investment operations	(0.27)	(0.94)	3.76	1.29	(0.12)	0.93
Less dividends and distributions:
From net realized gains	(1.09)	(1.93)	(0.73)	(0.22)	(2.29)	(0.39)
Total dividends and distributions	(1.09)	(1.93)	(0.73)	(0.22)	(2.29)	(0.39)
Redemption fees[2]	— [3]	— [3]	— [3]	— [3]	0.01	0.02
Net asset value, end of year/period	$14.26	$15.62	$18.49	$15.46	$14.39	$16.79
Total return[1]	(1.53%)[5]	(5.73%)	25.27%	9.11%	(0.82%)	5.96%
Supplemental data and ratios:
Net assets, end of year/period
(in thousands)	$50,390	$61,042	$69,636	$54,336	$60,053	$67,571
Ratio of net expenses
to average net assets	1.76%[4]	1.71%	1.70%	1.77%	1.75%	1.56%
Ratio of net investment income (loss)
to average net assets	(0.67%)[4]	(0.99%)	(1.07%)	0.48%	(0.43%)	(1.06%)
Portfolio turnover rate	7.9%[5]	28.4%	43.0%	18.1%	30.1%	64.2%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2019 (Unaudited)

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Ultra MicroCap Fund commenced operations on August 30, 2004.  The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Money Market Funds are valued at net asset value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2018 by increasing paid-in capital by $6,156,976 and decreasing distributable earnings by $6,156,976. The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2018 by increasing paid-in capital by $314,171 and decreasing distributable earnings by $314,171. These adjustments were due to the use of equalization. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction.

h.
As of and during the six months ended April 30, 2019, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the six months ended April 30, 2019, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2015.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2019:

MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$5,241,333	$—	$—	$5,241,333
Consumer Discretionary	15,864,222	—	—	15,864,222
Consumer Staples	8,963,760	—	—	8,963,760
Energy	2,820,194	—	—	2,820,194
Financial	19,222,909	—	—	19,222,909
Health Care	2,907,799	—	—	2,907,799
Industrials	38,417,227	—	—	38,417,227
Information Technology	27,738,569	—	—	27,738,569
Materials	13,072,981	—	—	13,072,981
Utilities	50,250	—	—	50,250
Total Common Stocks	134,299,244	—	—	134,299,244
Warrants
Industrials	18,560	—	—	18,560
Financial	—	0	—	—
Total Warrants	18,560	—	—	18,560
Short-Term Investments	3,391,093	—	—	3,391,093
Total Investments
in Securities	$137,708,897	$—	$—	$137,708,897

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$419,628	$—	$—	$419,628
Consumer Discretionary	7,252,397	—	—	7,252,397
Consumer Staples	1,110,191	—	—	1,110,191
Energy	1,788,716	—	—	1,788,716
Financial	2,493,278	—	—	2,493,278
Health Care	7,175,151	355,000	—	7,530,151
Industrials	10,894,788	—	—	10,894,788
Information Technology	10,688,203	333,000	—	11,021,203
Materials	2,867,312	—	—	2,867,312
Real Estate Investment Trusts	2,425,700	—	—	2,425,700
Utilities	877,500	—	—	877,500
Total Common Stocks	47,992,864	688,000	—	48,680,864
Warrants
Health Care	—	0	—	—
Total Warrants	—	—	—	—
Short-Term Investments	1,678,138	—	—	1,678,138
Total Investments
in Securities	$49,671,002	$688,000	$—	$50,359,002

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

At the beginning and during the six months ended April 30, 2019, the MicroCap Fund and the Ultra MicroCap Fund did not hold any Level 3 securities.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents.  These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided.  The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount.  In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable.  Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account.  These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2019, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$19,929,876	$—	$40,026,068
Ultra MicroCap Fund	$—	$4,130,849	$—	$11,804,747

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Matters

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$119,938,074	$54,624,465
Gross tax unrealized appreciation	51,542,532	13,833,476
Gross tax unrealized depreciation	(9,947,222)	(7,224,019)
Net unrealized appreciation on investments	41,595,310	6,609,457
Distributable ordinary income	4,203,696	396,483
Distributable long-term capital gains	13,934,398	3,857,110
Other accumulated losses	—	—
Total accumulated earnings	$59,733,404	$10,863,050

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

The tax composition of distributions paid during the periods ended October 31, 2018 and 2017 were as follows:

	Ordinary Income		Long-term Capital Gains
	2018	2017	2018	2017
MicroCap Fund	$2,046,810	$770,079	$43,765,648	$24,787,188
Ultra MicroCap Fund	—	75,527	7,255,839	2,511,618

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2018.

On November 14, 2018, the MicroCap Fund paid long-term capital gains distributions of $2.47662 per share and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.99088 per share.

On December 28, 2018, the MicroCap Fund paid short-term capital gains distributions of $0.72606 per share. The Ultra MicroCap Fund paid short-term capital gains distributions of $0.10098 per share.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At April 30, 2019, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $2,582,500 and $0, which accounted for 1.86% and 0.00%, respectively, of each Fund’s

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

net assets.  These restricted securities are deemed to be liquid with the exception of Titan Medical, Inc. warrant in the Ultra MicroCap Fund.  The Titan Medical, Inc warrant is considered to be illiquid.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 9, 2019, under which the MicroCap Fund may borrow up to $8,000,000 and the Ultra MicroCap Fund may borrow up to $6,000,000, subject to certain restrictions and covenants.  Interest is charged on borrowings at the prevailing Prime Rate which was 5.50% as of April 30, 2019.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the six months ended April 30, 2019, the MicroCap Fund had average borrowings of $770,368 and the weighted average interest rate on the line of credit borrowings was 5.30%.  The Ultra MicroCap Fund had average borrowings of $644,000 and the weighted average interest rate on the line of credit borrowings was 5.50%.  From November 16-18, 2018, the MicroCap Fund had borrowings of $1,809,000 and on March 13, 2019, the Ultra MicroCap Fund had borrowings of $644,000, which represent the largest borrowing amounts during the six months ended April 30, 2019. As of April 30, 2019, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit.  Interest charged on the borrowings is recorded as other expense in the Statements of Operations.

10.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

During the six months ended April 30, 2019, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors.  The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act.  For the six months ended April 30, 2019, the MicroCap Fund and Ultra MicroCap Fund engaged in two and one securities transactions pursuant to Rule 17a-7 of the 1940 Act, respectively.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

12.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act.  As of April 30, 2019, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund.  There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

13.	Reorganization

On February 22, 2019, the MicroCap Fund acquired all the net assets of the Perritt Low Priced Stock Fund (“Low Priced Fund”), pursuant to a Plan of Reorganization approved by the Fund’s Board of Directors on January 4, 2019. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 212,171 shares of MicroCap Fund (valued at $5,427,888) for all 347,735 of the shares outstanding of the Low Priced Fund on February 22, 2019. For financial reporting purposes, assets received, and shares issued by MicroCap Fund were recorded at fair value; however, the cost basis of the investments received from Low Priced Fund was carried forward to align ongoing reporting of MicroCap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Low Priced Fund’s net assets at that date ($5,434,552), including $43,784 of unrealized appreciation, were combined with those of MicroCap Fund. The aggregate net assets of MicroCap Fund immediately before the acquisition were $154,960,783. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Low Priced Fund that have been included in MicroCap Fund’s Statement of Operations since February 22, 2019. All costs associated with the Plan of Reorganization were paid by the Adviser.

Assuming the acquisition had been completed on November 1, 2018, the beginning of the annual reporting period of the MicroCap Fund, MicroCap Fund’s pro forma results of operations for the period ended April 30, 2019, are as follows:

Net Investment Income	$ (343,104)
Net realized gain on investments	7,234,905
Net increase in net assets resulting from operations	(7,824,599)

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 – April 30, 2019).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  There is a $25 IRA distribution and transfer out fee, unless set up automatically.  Please see IRA Account Agreement for additional fees related to IRA accounts.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2019

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/18	4/30/19	11/1/18 – 4/30/19[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$ 956.60	$6.51
Perritt Ultra MicroCap Fund	$1,000.00	$ 984.70	$8.64

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,018.14	$6.72
Perritt Ultra MicroCap Fund	$1,000.00	$1,016.09	$8.78

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.34% for the MicroCap Opportunities Fund and 1.76% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited)

On December 7, 2018, the Board of Directors of Perritt Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund, and the Perritt Low Priced Stock Fund (collectively the “Funds”, or the, “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”).  As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Advisor.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Advisor.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Advisor.

•	The performance of the Funds.

•	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities.  The Directors then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is research intensive.

Management noted that in employing its strategy, the Advisor conducts research on target companies.  The Directors then discussed staffing at the Advisor and concluded that the Advisor is well staffed to conduct the research needed to meet the investment objectives of the Funds.

The Directors also considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to, the Funds by investment personnel of the Advisor.  In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.  Based on this review, the Directors believe that the Advisor provides high quality services to the Funds, and they noted that their overall confidence in the Advisor is high.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer group for purposes of the materials.  The Board noted management’s explanation that the above median total expenses resulted from a low level of assets under management, which caused certain non-management expenses to be above average as compared to the peer group.

The Directors discussed the Low Priced Stock Fund and the fee waiver arrangements related to the Fund.  Specifically, they noted that the Advisor has contractually agreed, on a voluntary basis, to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.39%.  This expense limitation cannot be terminated prior to February 28, 2019, subject to extension, without the Board of Directors’ consent.  The Advisor is permitted to recapture amounts waived and reimbursed within three years after the fiscal year in which the Advisor earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above.

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The Directors concluded that the Funds’ fees are reasonable given the asset sizes of the Funds, and they concluded that the Advisor is actively working to keep the fees down.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds.  The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts.  Specifically, the Advisor noted the following:

•	The Advisor provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Advisor attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Advisor maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Advisor coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

The Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts, and that the services performed by the Advisor for the Funds present a higher level of compliance risk to the Advisor.  Based on this determination, the Directors believe that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

In addition to the above, the Directors discussed with management the fact that increasingly investors in the Funds invest through brokerage platforms (intermediaries), with fewer investors going directly to the Funds’ transfer agent.  The Directors noted that in connection with the intermediaries, the Advisor absorbs all costs in excess of the fees paid by the Funds.  As result, the cost of obtaining, retaining and servicing shareholders for the Funds is significantly higher than the costs for separately managed accounts.

Performance

The Board reviewed the Advisor’s quality of investment management, management history and ability to successfully market the Funds.  The Directors then discussed the performance of the Funds versus their indices and their peer group median.  They noted that while recent performance was poor, the Funds have performed well over the long term.  The Directors concluded that the performance of the Funds, adjusting for risk, has been satisfactory.  They continue to believe that the Adviser’s discipline should lead to favorable results in the long-term, and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

The Directors noted that at each quarterly meeting, the Directors review reports regarding the investment performance of

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

the Funds.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Directors believe that the Advisor manages the Funds in a manner that is materially consistent with their stated investment objective and style.

Costs and Profitability

The Board considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  The Board also considered the Funds overall expense ratios compared to peer group funds.

The Board discussed in detail the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability.  The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale.  For example, the intermediary service fees increase as the Funds’ assets grow.  Given the size of the Funds, the Directors determined that the proposed fees were acceptable.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee).  The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreements.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the investment advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Board is responsible for the overall management of the Funds.  This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

Management Information

The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds.  The information is provided as of the date of this SAI.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Year of		successor	Estate Broker in the State	MicroCap
Birth: 1962	Portfolios in	elected	of Montana. She has been	Opportunities
300 South	Fund Complex		a partner and a principal	Fund, Inc.
Wacker Drive,	Overseen: 2	Director	owner of a real estate sales	(1994–2013)
Suite 600		since 2004	company, Bozeman Broker
Chicago, IL			Group, since 2004. She has
60606			been licensed in the state
of Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Year of		successor	with the law firm of Fergeson,	MicroCap
Birth: 1957	Portfolios in	elected	Skipper et. al. in Sarasota,	Opportunities
300 South	Fund Complex		Florida and has been	Fund, Inc.
Wacker Drive,	Overseen: 2	Director	employed with such firm	(1987–2013)
Suite 600		since 2004	since 1989.
Chicago, IL
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	Perritt
Corbett(1)		as President	of the Perritt MicroCap	MicroCap
Year of	Portfolios in		Opportunities Fund, Inc.	Opportunities
Birth: 1965	Fund Complex	As Director,	(1999–2013) and President	Fund, Inc.
300 South	Overseen: 2	indefinite,	of the Perritt Funds, Inc.	(2010–2013)
Wacker Drive,		until successor	since 2004. He has served
Suite 600		elected	as President of the Adviser
Chicago, IL			since 2010, and previously
60606		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Adviser.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Year of	and Treasurer	Since 2012	President and Treasurer of
Birth: 1961			the Funds and Chief Financial
300 South			Officer of the Adviser since
Wacker Drive,			2012. He has over 25 years
Suite 600			of experience in corporate
Chicago, IL			accounting, administration,
60606			planning and business
development. His previous
experience includes tenures
at Ernst and Young and
CenturyLink
Communications.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Year of	Compliance	Chief	Officer since May 1, 2010,
Birth: 1959	Officer and	Compliance	and oversees all compliance
300 South	Secretary	Officer	matters for the Funds and the
Wacker Drive,		Since 2010	Adviser. She also coordinates
Suite 600			the administration of the
Chicago, IL		Secretary	Funds and is a liaison with
60606		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Qualification of Directors

Michael J. Corbett has been the President and a portfolio manager of the MicroCap Fund (including the Predecessor MicroCap Fund) since 1996, a portfolio manager of the Ultra MicroCap Fund since its inception in 2004, and a portfolio manager of the Low Priced Stock Fund since its inception in 2014.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Funds’ portfolios, led to the conclusion that he should serve as a director.  Dianne C. Click’s experience as a partner and principal owner of a real estate sales company has provided her

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

with a firm understanding of financial statements and the issues that confront businesses, enabling her to provide the Board of Directors valuable input and oversight.  As a partner in a law firm, David S. Maglich has extensive experience working with regulated industries, and a deep understanding of financial statements, making him a valuable source of information and insight.  Each of Ms. Click and Mr. Maglich take a conservative and thoughtful approach to addressing issues facing the Funds.  These combinations of skills and attributes led to the conclusion that each of Ms. Click and Mr. Maglich should serve as a director.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Board does not have a Chairman of the Board.  As President of the Funds, Mr. Corbett is the presiding officer at all meetings of the Board.  The Board does not have a lead independent director.  The Board has determined that its leadership structure is appropriate because it has been in place for many years and during that time the Funds have delivered positive returns for their investors.

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

For assistance with your existing account, call our
Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information
contain information about the Funds’ directors and are
available without charge upon request by calling
1-800-332-3133.

MicroCap Opportunities Fund – PRCGX
Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:
•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*                 /s/ Michael J. Corbett
Michael J. Corbett, President

Date     July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Michael J. Corbett
Michael J. Corbett, President

Date     July 2, 2019

By (Signature and Title)*                 /s/ Mark J. Buh
Mark J. Buh, Treasurer/Principal Financial Officer

Date     July 2, 2019

* Print the name and title of each signing officer under his or her signature.